Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Classes of current inventories [Abstract]
Raw materials	¥ 1,188,396	$ 187,758	¥ 904,737
Work in progress	34,924	5,518	26,807
Finished goods	1,349,425	213,199	732,335
Total inventories at the lower of cost and net realizable value	¥ 2,572,745	$ 406,475	¥ 1,663,879